UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2019

SURGE HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-52522	98-0550352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3124 Brother Blvd, Suite 104

Bartlett TN 38133

(Address of principal executive offices, including zip code)

(800) 760-9689

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

Line of Credit Agreement

On November 22, 2019, the Company and SMDMM Funding, LLC entered into a Line of Credit Agreement (the “Line of Credit Agreement”). SMDMM Funding, LLC is an entity wholly controlled by the Company’s CEO, Brian Cox. Pursuant to the Line of Credit Agreement, SMDMM Funding agreed to lend up to $1,000,000 to the Company pursuant to a Line of Credit Promissory Note (the “LOC Note”). SMDMM Funding has no obligation to advance any sum of money to the Company at any time. The Company issued the LOC Note on November 22, 2019, the principal of the LOC Note accrues interest at a rate of fifteen percent (15%) per annum, and the LOC Note matures on November 22, 2022. No payments of principal or interest are due until the maturity date. From November 21st through December 19th, SMDMM Funding advanced a total of $883,440 to the Company pursuant to the LOC Note. The Company paid a legal fee of $15,000.00, a two percent (2%) loan fee of $20,000.00 and other closing costs of $30,068.70 (including additional legal fees) to SMDMM Funding for total closing costs of $65,068.70.

Item 1.01 of this Current Report on Form 8-K contains only a brief description of the material terms of and does not purport to be a complete description of the rights and obligations of the parties to the Line of Credit Agreement and the LOC Note and such descriptions are qualified in their entirety by reference to the full text of the Line of Credit Agreement and the LOC Note, which will be filed as exhibits to the Company’s Form 10-K for the year ended December 31, 2019.

Membership Interest Purchase Agreement

On January 30, 2020, Surge Holdings, Inc. (the “Company”), entered into a Membership Interest Purchase Agreement (the “MIPA”) by and among the Company, ECS Prepaid, LLC, a Missouri limited liability company (“ECS Prepaid”), Dennis R. Winfrey, an individual, and Peggy S. Winfrey, an individual (together, the “Winfreys”), whereby the Company purchased from the Winfreys all of the Membership Interests of ECS Prepaid owned by the Winfreys (the “ECS Prepaid Membership Interests”). In consideration for the ECS Prepaid Membership Interests, the Company issued to Suray Holdings LLC, an entity jointly controlled by the Winfreys (“Suray”), 450,000 shares of common stock of the Company (the “Common Stock”) (the “ECS Prepaid Purchase Share Issuance”). Although the MIPA is dated January 24th, it was signed on January 30th.

ECS and CSLS Stock Purchase Agreement

On January 30, 2020, the Company entered into a Stock Purchase Agreement (the “ECS and CSLS SPA”) by and among the Company, Electronic Check Services, Inc., a Missouri corporation (“ECS”), Central States Legal Services, Inc., a Missouri corporation (“CSLS”), and the Winfreys, whereby the Company purchased from the Winfreys all of the issued and outstanding stock of each of ECS and CSLS (the “ECS and CSLS Stock”). In consideration for the ECS and CSLS Stock, the Company issued 50,000 shares of Common Stock to Suray (the “ECS and CLS Purchase Share Issuance”). Although the ECS and CSLS SPA is dated January 24th, it was signed on January 30th.

Guaranty

As of January 30, 2020, the bank accounts of ECS Prepaid, ECS, and CSLS collectively had balances of $300,000 (the “Bank Accounts Balance”). The Company will issue 25,000 shares of Common Stock to a trust controlled by the Winfreys on a monthly basis until the Bank Accounts Balance is returned to the Winfreys (the “Ongoing Share Issuance”). The Company has to repay the Bank Accounts Balance to the Winfreys by January 30, 2021. Mr. Cox signed a Guaranty to repay the Bank Accounts Balance. As consideration for Mr. Cox’s guarantee of repayment, the Company and Mr. Cox signed a Guarantor Fee Agreement whereby the Company will pay Mr. Cox a fee of $2,500 per month until the Bank Accounts Balance is repaid (the “Guarantor Fee Agreement”). Although the Guarantor Fee Agreement is dated January 24th, it was signed on February 18th.

January SPAs and Notes

On January 30, 2020, the Company entered into those certain Securities Purchase Agreements (the “January SPAs”), with three (3) accredited investors (the “January Investors”), pursuant to which the January Investors purchased from the Company, for an aggregate purchase price of $500,000.00 (the “January Purchase Price”), Promissory Notes in the aggregate principal amount of $540,000.00 (the “January Notes”). The January Notes will be repaid according to a schedule of fixed interest and principal payments beginning in August 2020. The January Notes will be repaid according to a schedule of fixed interest and principal payments beginning in August 2020. The January Notes are dated January 29, 2020, were signed on January 30th, and the January Purchase Price was paid on January 31, 2020. As additional consideration for the January Investors loaning the January Purchase Price to the Company, the Company issued to each of the January Investors 250,000 shares of Common Stock for a total of 750,000 shares (the “January Share Issuance”).

Six months and one day following the issuance of the January Notes, in the event the VWAP for the Common Stock was, during the preceding ten day trading period, at less than $0.35 per share, each of the January Investors shall have the right to receive additional shares of Common Stock equal to the True-Up Amount (as defined in the January SPAs).

The January Notes shall accrue interest at a rate of fourteen percent (14%) per annum and will mature on February 5, 2021. No payments of principal or interest are due through July2020 (five (5) months following issuance) and then there are seven (7) fixed payments of principal and interest due on a monthly basis until maturity. In the event of an uncured default, and only in that event, the January Notes may be converted into common stock at a thirty-five percent (35%) discount to a certain market price.

February SPAs and Note

On February 3 and February 6, 2020, Surge Holdings, Inc. (the “Company”) entered into those certain Securities Purchase Agreements (the “February SPAs”), with two (2) accredited investor (the “February Investors”), pursuant to which the January Investors purchased from the Company, for an aggregate purchase price of $400,000.00 (the “February Purchase Price”), Promissory Notes in the principal amount of $432,000.00 (the “February Notes”). The February Notes will be repaid according to a schedule of fixed interest and principal payments beginning in August 2020. The February Purchase Price for the February Notes was paid by the February Investors on February 3 and 6, 2020. As additional consideration for the February Investors loaning the February Purchase Price to the Company, the Company issued to each of the February Investors 300,000 shares of Common Stock for a total of 600,000 shares (the “February Share Issuance”).

The terms of the February Notes are substantially the same as the terms of the January Notes.

Item 1.01 of this Current Report on Form 8-K contains only a brief description of the material terms of and does not purport to be a complete description of the rights and obligations of the parties to the MIPA, the ECS and CSLS SPA, the Guaranty, the Guarantor Fee Agreement, the January SPAs, the January Notes, the February SPAs, and the February Notes, and such descriptions are qualified in their entirety by reference to the full text of the MIPA, the ECS and CSLS SPA, the Guaranty, the Guarantor Fee Agreement, the January SPAs, the January Notes, the February SPAs, and the February Notes, which will be filed as exhibits to the Company’s Form 10-Q for the quarter ending March 31, 2020.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K with regard to the Line of Credit Agreement, the LOC Note, the January Notes, and the February Notes is incorporated by reference in this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The ECS Prepaid Purchase Share Issuance, the Ongoing MIPA Share Issuance, the ECS and CLS Purchase Share Issuance, the Ongoing ECS and CSLS Share Issuance, the ECS and CLS Purchase Share Issuance, the Ongoing Share Issuance, the January Notes, the January Share Issuance, the February Notes, the February Share Issuance, the possible issuances of True-Up Amounts pursuant to the January Notes and the February Notes, and the possible shares issuable pursuant to the possible conversion of the January and February Notes were not registered under the Securities Act, but qualified for exemption under Section 4(a)(2) and/or Regulation D of the Securities Act. The securities were exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transactions, size of the offerings, manner of the offerings and number of securities offered. The Company did not undertake offerings in which it sold a high number of securities to a high number of investors. In addition, the investors had the necessary investment intent as required by Section 4(a)(2) of the Securities Act since the investors agreed to, and received, the securities bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, the Company has met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K with regard to the Line of Credit Agreement, the LOC Note, and the Guarantor Fee Agreement is incorporated by reference in this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGE HOLDINGS, INC.

Date: February 21, 2020	By:	/s/ David C. Ansani
David C. Ansani
Chief Administrative Officer